UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 16, 2017 (November 15, 2017)

SOUTH STATE CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina (State or other jurisdiction of incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

520 Gervais Street Columbia, South Carolina (Address of principal executive offices)	29201 (Zip Code)

(800) 277-2175

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.               ☐

Item 8.01.  Other Events.

Receipt of Regulatory Approvals for Merger with Park Sterling

As previously announced, South State Corporation (“South State” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Park Sterling Corporation (“Park Sterling”), pursuant to which Park Sterling will merge with and into the Company (the “Merger”).

On November 15, 2017, South State announced that it has received all required regulatory approvals for the transactions contemplated by the Merger Agreement.  As previously disclosed, the Merger Agreement was approved by shareholders of each of South State and Park Sterling on October 25, 2017.  South State expects to complete the Merger on or around November 30, 2017, and anticipates that the system conversion following the closing of the Merger will occur in the second quarter of 2018.  The press release announcing the receipt of required regulatory approvals for the transactions contemplated by the Merger Agreement is attached and included as Exhibit 99.1 to this report and is incorporated herein by reference.

Sandler O’Neill + Partners, L.P. 2017 East Coast Financial Services Conference

The management of South State will participate in the Sandler O’Neill + Partners, L.P. (“Sandler O’Neill”) 2017 East Coast Financial Services Conference in Naples, Florida on November 15-17, 2017.  John C. Pollok, Senior Executive Vice President, Chief Financial Officer, and Chief Operating Officer, and James C. Mabry, IV, Executive Vice President – Investor Relations and Mergers & Acquisitions, will meet with analysts and institutional investors, and will provide the attached investor presentation on Thursday, November 16, 2017.  A copy of the presentation will be made available at the Company’s website (http://www.southstatebank.com) and is attached as Exhibit 99.2 to this report and incorporated herein by reference.

Cautionary Note Regarding Any Forward-Looking Statements

Statements included in this report which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward looking statements generally include words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions.   The Company cautions readers that forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results.  Such risks and uncertainties, include, among others, the following possibilities: (1) the outcome of any legal proceedings instituted against the Company or Park Sterling; (2) the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between the Company and Park Sterling; (3) the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where the Company and Park Sterling do business; (4) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (5) diversion of management’s attention from ongoing business operations and opportunities; (6) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; (7) South State’s ability to complete the acquisition and integration of Park Sterling successfully; (8) credit risks associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed under the terms of any loan-related document; (9) interest risk involving the effect of a change in interest rates on the bank’s earnings, the market value of the bank’s loan and securities portfolios, and the market value of the Company’s equity; (10) liquidity risk affecting the bank’s ability to meet its obligations when they come due; (11) risks associated with an anticipated increase in the Company’s investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities the Company desires to acquire are not available on terms acceptable to the Company; (12) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (13) transaction risk arising from problems with service or product delivery; (14) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (15) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, increased capital requirements (including, without limitation, the impact of the capital rules adopted to implement Basel III), Consumer Financial Protection Bureau rules and regulations, and potential changes in accounting principles relating to loan loss recognition; (16) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (17) reputation risk that adversely affects earnings or capital arising from negative public opinion; (18) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (19) cybersecurity risk related to the dependence of South State and Park Sterling on internal computer systems and the technology of outside service providers, as well as the potential impacts of third-party security breaches, subjects each company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (20) economic downturn risk potentially resulting in deterioration in the credit markets, greater than expected non-interest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (21) greater than expected noninterest expenses; (22) excessive loan losses; (23) failure to realize synergies and other financial benefits from, and to limit liabilities associated with, mergers and acquisitions within the expected time frame; (24) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with merger and acquisition integration, including, without limitation, potential difficulties in maintaining relationships with key personnel and other integration related-matters; (25) the risks of fluctuations in market prices for Company common stock that may or may not reflect economic condition or performance of the Company; (26) the payment of dividends on Company common stock is subject to regulatory supervision as well as the discretion of the board of directors of the Company, the Company’s performance and other factors; and (27) other risks and uncertainties disclosed in the Company’s or Park Sterling’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) or disclosed in documents filed or furnished by the Company or Park Sterling with or to the SEC after the filing of such Annual Reports on Form 10-K, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward looking statements.  All forward looking statements speak only as of the date they are made and are based on information available at that time.  Neither the Company nor Park Sterling undertakes any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws.  As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release – Approvals for Merger with Park Sterling Corporation

99.2	Presentation for the Sandler O’Neill 2017 East Coast Financial Services Conference in Naples, FL

Exhibit Index

Exhibit No.	Description

99.1	Press Release – Approvals for Merger with Park Sterling Corporation

99.2	Presentation for the Sandler O’Neill 2017 East Coast Financial Services Conference in Naples, FL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH STATE CORPORATION
(Registrant)

Date:	November 16, 2017	/s/ John C. Pollok
John C. Pollok
Senior Executive Vice President,
Chief Financial Officer and
Chief Operating Officer